UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): July 12, 2005 (July 6, 2005)


                         PacifiCare Health Systems, Inc
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      001-31700                 95-4591529
(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                  Number)             Identification No.)


           5995 Plaza Dr. Cyprus, California                  90630-5028
       (Address of Principal Executive Offices)               (Zip Code)


                                 (714) 952-1121
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.        Material Modification to Rights of Security Holders.

         PacifiCare Health Systems, Inc., a Delaware corporation (the "Company"), entered into two amendments to its Rights Agreement, dated as of November 19, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C. (predecessor to Mellon Investor Services, LLC ("Mellon")), as rights agent (the "Rights Agreement"). Unless otherwise noted, capitalized terms used but not defined herein shall have the meaning assigned thereto in the Rights Agreement. The initial amendment was entered into as of February 9, 2005 by the Company, Mellon and Computershare Investor Services, LLC ("Computershare") (the "First Amendment") and the second amendment was entered into as of July 6, 2005 by the Company and Computershare (the "Second Amendment").

         The First Amendment removed Mellon as rights agent and appointed Computershare as successor Rights Agent. The Second Amendment was authorized by the Board of Directors of the Company in connection with the Agreement and Plan of Merger, dated as of July 6, 2005 (the "Merger Agreement"), with the Company, UnitedHealth Group Incorporated, a Minnesota corporation ("Parent") and Point Acquisition LLC, a limited liability company organized under the laws of the State of Delaware. The Second Amendment provides that (i) neither Parent nor any of its Subsidiaries, Affiliates or Associates shall be deemed to be an Acquiring Person or a Principal Party by virtue of the execution of the Merger Agreement or the consummation of the transactions contemplated thereby, (ii) none of a Shares Acquisition Date, Distribution Date or Transaction shall be deemed to have occurred by reason of the execution of the Merger Agreement or consummation of the transactions contemplated thereby,
(iii) the Final Expiration Date of the Rights Agreement shall occur on the earlier of the Close of Business on November 19, 2009 or immediately prior to the Effective Time (as defined in the Merger Agreement) and (iv) the Rights Agreement and the Rights established thereby will terminate immediately prior to the Effective Time (as defined in the Merger Agreement).

         The Rights Agreement, including the form of the Rights Certificate, is filed as an exhibit to the Registration Statement on Form 8-K filed with the Securities and Exchange Commission on November 19, 1999 and is incorporated herein by reference. The foregoing descriptions of the First Amendment and the Second Amendment do not purport to be complete and are qualified in their entirety by reference to the First Amendment, which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein, and the Second Amendment, which is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

         The following exhibits are filed as part of this report:

Exhibit No.           Description
-----------           -----------

Exhibit 4.1 Amendment No. 1 to the Rights Agreement, dated as of February 9, 2005, between PacifiCare Health Systems, Inc., Mellon Investor Services, LLC, and Computershare Investor Services, LLC.

Exhibit 4.2           Amendment No. 2 to the Rights Agreement, dated as of
                      July 6, 2005, between PacifiCare Health Systems, Inc. and Computershare Investor Services, LLC, as rights agent.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PACIFICARE HEALTH SYSTEMS, INC.


Date:    July 12, 2005               By:  /s/ Peter Reynolds
                                          ----------------------------------
                                     Name:   Peter Reynolds
                                     Title:  Senior Vice President, Finance;
                                             Corporate Controller

                                 EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

Exhibit 4.1 Amendment No. 1 to the Rights Agreement, dated as of February 9, 2005, between PacifiCare Health Systems, Inc., Mellon Investor Services, LLC, and Computershare Investor Services, LLC.

Exhibit 4.2           Amendment No. 2 to the Rights Agreement, dated as of
                      July 6, 2005, between PacifiCare Health Systems, Inc. and Computershare Investor Services, LLC, as rights agent.